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                                                                    EXHIBIT 10.5

                                 OFFER TO LEASE

                 BETWEEN PENSON FINANCIAL SERVICES CANADA INC.

                     AND 360 ST-JACQUES NOVA SCOTIA COMPANY

                          360 SAINT-JACQUES STREET WEST

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OFFER TO LEASE
Between Penson Financial Services Canada Inc. and 360 St-Jacques Nova Scotia Company
October 14, 2003                                                          Page 2

                               TABLE OF CONTENTS

1.   PREMISES...................................................................    3
2.   TERM.......................................................................    3
3.   USE OF THE PREMISES........................................................    4
4.   OCCUPANCY..................................................................    4
5.   BASE RENT..................................................................    4
6.   ADDITIONAL RENTALS.........................................................    4
7.   CANCELLATION OPTION........................................................    6
8.   FREE RENT..................................................................    6
9.   LEASE......................................................................    6
10.  ELECTRICITY................................................................    7
11.  HEATING, AIR-CONDITIONING AND VENTILATION..................................    7
12.  LEASEHOLD IMPROVEMENTS.....................................................    7
13.  GENERATOR..................................................................    8
14.  BASE BUILDING..............................................................    8
15.  RELOCATION.................................................................    8
16.  DEMISING WALLS.............................................................    9
17.  IDENTIFICATION.............................................................    9
18.  ACCEPTANCE OF PREMISES.....................................................    9
19.  REMOVAL OF IMPROVEMENTS....................................................   10
20.  BROKERAGE FEES.............................................................   10
21.  RIGHT OF FIRST REFUSAL.....................................................   10
22.  CANCELLATION CHEQUE........................................................   11
23.  REPRESENTATIONS AND GUARANTEES.............................................   11
24.  SUPERIOR FORCE.............................................................   11
25.  PUBLICATION................................................................   11
26.  CONDITIONAL ACCEPTANCE.....................................................   11
27.  ACCEPTANCE DELAY...........................................................   11
28.  LANGUAGE OF THIS AGREEMENT.................................................   12
SCHEDULE "A"....................................................................   14
SCHEDULE "B"....................................................................   15

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                                 OFFER TO LEASE

Montreal, October 14, 2003

Mr. Georges Coulombe
360 ST-JACQUES NOVA SCOTIA COMPANY
410 Saint-Nicolas Street, Suite 124
Montreal, Quebec H2Y 2P5

SUBJECT: 360 SAINT-JACQUES STREET WEST

Sirs:

PENSON FINANCIAL SERVICES CANADA INC. (HEREINAFTER REFERRED TO AS THE "TENANT") hereby offers to lease through Devencore Ltd. from 360 ST-JACQUES NOVA SCOTIA COMPANY (HEREINAFTER REFERRED TO AS THE "LESSOR") office space (HEREINAFTER REFERRED TO AS THE "PREMISES") in the building bearing the municipal address, 360 Saint-Jacques Street West in the City of Montreal, Province of Quebec (HEREINAFTER REFERRED TO AS THE "BUILDING") erected upon and within the land (HEREINAFTER REFERRED TO AS THE "LAND"). THE BUILDING AND THE LAND MAY COLLECTIVELY BE REFERRED TO AS THE "PROPERTY". THE WHOLE UNDER THE TERMS AND CONDITIONS HEREINAFTER SET FORTH AND REFERRED TO AS THE "OFFER TO LEASE", which shall include schedules attached hereto to be part of the Offer to Lease.

1.    PREMISES

      method of measurement

      1.1 The Premises shall comprise approximately NINETEEN THOUSAND THREE HUNDRED (19,300) square feet of rentable area, including Tenant's proportion of service and common areas (HEREINAFTER REFERRED TO AS THE "RENTABLE AREA") as defined by the Standard Method for Measuring Floor Area in Office Buildings (AINS|Z65.1-1996) as approved by the American National Standards institute Inc., on June 7. 1996 and sponsored by BOMA International Inc. (HEREINAFTER REFERRED TO AS THE "METHOD OF MEASUREMENT"), located on the ELEVENTH (11th) and TWELFTH
            (12th) floors of the Building as outlined in red on SCHEDULE "A" attached hereto.

            * Plus Local 409 measuring approx 424 SQFTS

      final measurement

      1.2 A final measurement of the Premises shall be done at Lessor's expense before the Commencement Date (as further defined), by an Architect who Shall certify that the Premises were measured in accordance with the Method of Measurement.

2.    TERM

      term

      2.1 The term shall be for a period of FIFTEEN (15) years (HEREINAFTER REFERRED TO AS THE "TERM"), commencing on April 1, 2004 (HEREINAFTER REFERRED TO AS THE

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            "COMMENCEMENT DATE") end terminating on March 31, 2019 (HEREINAFTER
            REFERRED TO AS THE "EXPIRATION OF THE TERM").

3.    USE OF THE PREMISES

      office accommodation

      3.1   The Premises shall be used as office accommodation.

4.    OCCUPANCY

      taking possession

      4.1   The Tenant shall be entitled to take possession of the ELEVENTH
            (11th) floor on January 1, 2004, to construct its leasehold improvements and subsequently to conduct its normal business affairs therein (HEREINAFTER REFERRED TO AS THE "OCCUPATION DATE"). This occupancy of the Premises is allowed free of charge, consequently the Tenant shall not pay any Base Rent and Additional Rentals (as they are further defined) during said period.

      physical occupancy not mandatory

      4.2 During the Term, the Tenant shall not be obliged to physically occupy the Premises provided that it respects all the terms and conditions of the Lease which are reconcilable with the non-occupation of the Premises.

5.    BASE RENT

      base rent

      5.1 The Tenant agrees to pay the following amount to the Lessor as Base Rent (as further defined):

            5.1.1 for the first FIVE (5) years of the Term, the annual rate of
                  EIGHT DOLLARS ($8.00) per square foot of Rentable Area leased

            5.1.2 for the following FIVE (5) years, the annual rate of ELEVEN
                  DOLLARS ($11.00) per square foot of Rentable Area lease);

            5.1.3 for the remainder of the Term, the annual rate of "TWELVE
                  DOLLARS ($12.00) per square foot of Rentable Area leased.

            The foresaid amounts are herein referred to as the "BASE RENT".

      modes

      5.2 Except for the Free Rent Period described in the section entitled "Free rent", the Base Rent shall be paid on the first day of each month, in equal, consecutive, monthly installments in advance throughout the Term. In the event that the first or the last day of the Term is not respectively the first or the last day of a calendar month, or that the Base Rent is not payable on the first day of the month, then for that part of the month, the Base Rent shall be adjusted on a "per diem" basis.

6.    ADDITIONAL RENTALS

      Proportionate Share of Taxes and Operating Expenses

      6.1 In consideration of its peaceful enjoyment of the Premises, the Tenant shall pay its Proportionate Share (as further defined) of Taxes and its Proportionate Share of Operating Expenses (as said Taxes and Operating Expenses are

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            further defined). The whole being HEREINAFTER REFERRED TO AS THE
            "ADDITIONAL RENTALS".

      definition of Proportionate Share

      6.2 Proportionate Share means a fraction having as its numerator the Rentable Area of the Premises and as its denominator the Rentable Area of the Building including the Rentable Area of the Premises, as calculated according to the Method of Measurement (HEREINABOVE AND HEREINAFTER REFERRED TO AS THE "PROPORTIONATE SHARE").

      Proportionate Share of Taxes

      6.3 Taxes shall be calculated taking into account the amount of any tax, imposition or contribution, imposed or levied on the Property by any competent governmental authority, presently or subsequently having jurisdiction over the Property or any part thereof, as well as any new tax that shall replace or that shall legally be added to any tax presently imposed but excluding.

      taxes excluded

            6.3.1 any tax due for any transfer of immovable resulting from the sale of the Property in whole or in part.

            Taxes as above described are included in the Taxes to be part of the Additional Rentals and are HEREINABOVE AND HEREINAFTER REFERRED TO AS THE "TAXES"

      Operating Expenses included

      6.4 Operating Expenses (HEREINABOVE AND HEREINAFTER REFERRED TO AS THE "OPERATING EXPENSES") shall be calculated taking into account the costs and expenses incurred by the Lessor to operate, clean, maintain, repair, manage and administer the Property except for the following costs: direct or indirect costs related to the decontamination of the Land and the Building as the case may be. The total cost of all taxes (including the Real Estate Tax) and operating expenses for 2003 is estimated at NINE DOLLARS AND SIXTY CENTS ($9.60) per square foot.

      duplication

      6.5 There shall be no duplication of costs and expenses included in the Additional Rentals at any time, and such costs shall include only expenses actually incurred by the Lessor, during the Term, less recoveries of same.

      method of payment

      6.6 Except for the Tenant's Proportionate Share of Taxes as described above, which is payable when due and upon presentation of invoices and copies of tax invoices and any related proof along with a statement certifying the amount of the Tenant's Proportionate Share of said Taxes, the Additional Rentals shall be reasonably estimated and prorated by the Lessor, taking into account preceding years. The Tenant shall benefit from any cost reduction in the form of a decrease of the Additional Rentals which shall include any Interest paid to the Lessor for any amount due to the Lessor. The Additional Rentals shall be paid by the Tenant monthly, in advance and shall be adjusted following the receipt by Tenant, of a detailed certified statement as provided in the following paragraph. In the event that the first or the last day for which Additional Rentals are payable are not respectively the first or the last day of a calendar month then for part of said months the Additional Rentals shall be adjusted on a "per diem" basis.

      financial statement

      6.7 During the Term, at the end of every period for which Additional Rentals are estimated, the Lessor shall submit to the Tenant an itemized statement detailing the particular cost aggregated as Operating Expenses and Taxes for that year and the Additional Rentals payable accordingly. Said statement shall

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Company
October 14, 2003                                                          Page 6

            be certified by the Lessor's auditor(s). Any difference shall be readjusted no later than THIRTY (30) days after the receipt of said statement. Said obligation shall survive the Expiration of the Term and any renewal thereof.

      verification by the Tenant

      6.8 The Tenant may question the Lessor regarding said Operating Expenses and Taxes. The Lessor shall promptly reply if the Tenant deems that the Operating Expenses or the Taxes have not been calculated according to generally recognized accounting principles or in conformity with the stipulations contained in the Offer to Lease or the Lease. Notwithstanding Tenant's 6 right to question, it shall pay upon demand any amount which is due and payable.

      new certified statement

      6.9 If the Lessor's answers are not to the Tenant's satisfaction, the latter may request that an independent auditor, at Tenant's costs, prepare a fully Itemized certified statement attesting the accuracy of invoicing of the Operating Expenses and Taxes according to the Offer to Lease or the Lease.

7.    CANCELLATION OPTION

      7.1 The Lease may, on the SIXTIETH (60th) month and on the ONE HUNDRED AND TWENTIETH (120th) month of the Term, cancel the Lease by sending the Lessor a NINE (9) month notice and by paying an indemnity equivalent to the following:

            7.1.1 on the SIXTIETH (60th) month of the Term, an indemnity equivalent to FOUR (4) months of gross rent;

            7.1.2 on the ONE HUNDRED TWENTIETH (120th) month of the Term, an indemnity equivalent to TWO (2) months of gross rent.

8.    FREE RENT

      principle

      8.1 Notwithstanding the above, the FIRST (1st) month following the Commencement Date of the FIRST (1st) FIVE (5) years of the Term shall be entirely free of Base Rent and Additional Rentals (HEREINAFTER REFERRED TO AS THE "FREE RENT PERIOD").

9.    LEASE

      terminology

      9.1 In the Offer to Lease, except if other wise specified, the term "Lease" shall mean a lease to be signed by the parties hereto in conformity with this section and shall also mean the Offer to Lease as replaced by the said Lease for the period of time that precedes the said substitution (THE LEASE IS HEREINABOVE AND HEREINAFTER REFERRED TO AS THE "LEASE").

      drafting

      9.2 Following the execution of the Offer to Lease, the Lessor shall prepare at its cost, a draft of the Lease based upon Lessor's standard form of lease (HEREINAFTER REFERRED TO AS THE "STANDARD LEASE") containing all terms and conditions of the Offer to Lease, signed by the parties hereto, including all modifications initiated by the parties hereto and every schedule attached thereto. The Lease shall not contain provisions that could restrain, diminish, invalidate or cancel the scope of a clause contained in the Offer to Lease.

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Company
October 14, 2003                                                          Page 7

      delay

      9.3   The draft of the Lease shall be sent to the Tenant no later than TEN
            (10) business days after the execution of the Offer to Lease.

      effect of the Offer to Lease

      9.4 Any term or condition of the Standard Lease which has not been dealt with by the parties may be addressed after the execution of the Offer to lease and before the execution of the Lease. During such negotiations, the parties shall act reasonably.

      9.5 The Lessor and the Tenant agree to sign the Lease following negotiations duly undertaken by the parties acting diligently and in good faith and provided that the Lessor respects the provisions contained in this section.

      Offer to Lease annexed

      9.6 The Offer to Lease shall be annexed to the Lease for future references.

10.   ELECTRICITY

      Hydro-Quebec

      10.1 Tenant shall pay Lessor for the cost of electricity consumed by it within the Premises at a cost of ONE DOLLAR ($1.00) per square foot. In no event shall the cost for said electricity exceed what Tenant would have to pay to Hydro-Quebec or any succeeding company if electricity was directly metered.

11.   HEATING, AIR-CONDITIONING AND VENTILATION

      comfort level

      11.1 The Lessor shall provide heating, ventilation and air-conditioning at a comfort level acceptable to the Tenant during the Tenant's Business Hours. Said comfort level shall be equivalent to that found in other similar buildings and shall meet minimum standards promulgated and modified, from time to time, by the American Society of Heating, Refrigeration and Air-Conditioning Engineers Inc. ("ASHRAE") and by the "Commission de la Sante et de la Securite du Travail".

12.   LEASEHOLD IMPROVEMENTS

      Lump Sum

      12.1 The cost of the leasehold improvements carried out by the Lessor according to the Tenant's specifications shall be assumed by the Tenant.

      estimate

      12.2 The Tenant shall provide the Lessor with revised preliminary plans with its specifications related to the leasehold improvements. The Lessor shall provide the Tenant with a written estimate of the costs related to the leasehold improvements before November 15, 2003. It is agreed that the said estimate shall be as precise as possible, however, it shall not be binding upon the Lessor because it is done for budget purposes only.

      bidding procedure

      12.3 The Lessor shall obtain a minimum of THREE (3) tenders after going through a bidding procedure. The tenders and tenderers shall be chosen by the Tenant. The Tenant may propose a tenderer for every trade association or guild and shall take into consideration the Lessor's comments. The Lessor shall also assist the Tenant in its service of tenders without any charge to the Tenant. Said tenders shall be addressed to the Tenant and Lessor and every decision related to such shall be taken by the Tenant with the Lessors written

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            consent. The Lessor shall have the right to execute any work submitted to bidding using its own contractors, provided it offers to do said work at no greater costs, including all fees or additional costs, than the ones stipulated by other tenderers.

      coordination of construction work

      12.4 The Lessor shall coordinate the construction of the leasehold improvements in such a manner as to minimize their costs and maximize the utilization of the money allocated to execute said work. The Lessor shall take special care in the scheduling of the steps in the construction process in order to obtain an optimum planning of said construction work. The Lessor shall be responsible for any damage relative to the coordination of the execution of the work and directly caused by its fault. Any delay in the delivery of the Premises not attributable to the Tenant's fault shall postpone the Commencement Date by an equivalent period of time.

13.   GENERATOR

      13.1 The Lessor shall, at its own cost, supply, install and connect for the use of the Lessee the use of a generator of SEVEN HUNDRED (700) Amps.

14.   BASE BUILDING

      modification

      14.1 Items described as part of the Base Building in Schedule "B" attached hereto may have to be furnished, installed, modified or adapted in order to meet Tenant's needs as they are described in the Construction Plans. For example, this may include the heating, ventilation and the air-conditioning systems as well as the sprinklers and the electrical system.

      costs

      14.2 The costs associated with the requirements and modifications described in the preceding paragraph shall be entirely assumed by the Lessor. Any cost related to the production of electrical and mechanical plans due to said modifications shall be assumed by the Lessor.

15.   RELOCATION

      conditions of relocation

      15.1 After the Commencement Date, the Lessor shall have the right to relocate the whole of the Premises to comparable premises located in the Building provided that the following conditions are respected:

      Lessor's written notice

            15.1.1 the Lessor shall send a written notice to the Tenant, which notice shall indicate the floor(s) where the new premises shall be locaqted as well as their location on said floor(s) and the effective date of the relocation;

      materials

            15.1.2 the new premises shall be constructed and furnished by the
                   Lessor using materials of equal quality as those used in the Premises. Said materials are to be chosen by the Tenant in such a manner that the new premises shall be comparable to the Premises;

      inherent costs and free rent

            15.1.3 such reasonable costs related to the relocation (i.e. moving expenses, replacement of unusable letterhead, relocation and

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                   installation of communication and computer systems including server, all information technology-related equipment and all wire and other connections) shall be assumed by the Lessor;

      Rentable Area

            15.1.4 the new premises shall be comprised of a Rentable Area which is at least equivalent to the Rentable Area of the Premises. Any exceeding area shall be occupied by the Tenant free of rent until the Expiration of the Term and any renewal thereof.

      same configuration and bank elevators

      15.2 The configuration of the new premises on each floor (as the case may be) shall be comparable to the configuration of the Premises. The new premises shall be situated on one or two floors. If the Premises are located on more than one floor, they shall be contiguous and be served by located the same bank of elevators.

      layout

      15.3 The new premises shall be constructed and furnished taking into consideration Tenant's needs at the time of the relocation. Construction plans shall be approved in writing by the Tenant and the Lessor both acting reasonably and diligently. The intent of this paragraph is that the Tenant be able to adjust the interior configuration with regard to the physical layout of the new premises without increasing the costs that would have been otherwise incurred according to this section.

      options and rights

      15.4 The new premises shall be leased under the same terms and conditions as the Lease as if the term "Premises" meant the new premises. Options and rights shall apply with proper modifications in order to confer the same benefits to the Tenant.

16.   DEMISING WALLS

      cost and insulation

      16.1 As per the Construction Plans, any demising wall required to separate the Premises from any other space shall be built by the Lessor at its sole expense and meet Building standards related to the insulation and sound proofing.

17.   IDENTIFICATION

      directory board

      17.1 No later than the Occupation Date, the Lessor shall place and maintain at no charge to the Tenant, the Tenant's corporate designation, as amended from time to time onto the Building directory board(s).

18.   ACCEPTANCE OF PREMISES

      delay

      18.1 As of the Commencement Date, the Tenant shall benefit from a SIX (6) month period to advise the Lessor of any visible defect affecting any base Building system located inside the Premises in order for the Lessor to correct the situation at its own costs.

      seasonal elements

      18.2 In the case of any defects of faults with respect to any seasonal elements which may include but shall not be limited to heating and air-conditioning systems, the SIX (6) month period shall commence as of the date when such

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            system(s) actually start operating in the Premises and not as of the
            Commencement Date.

19.   REMOVAL OF IMPROVEMENTS

      good order

      19.1 Upon the expiration or earlier termination of the Term or any renewal(s) thereof, the Tenant shall not be obliged to remove any improvements made to the Premises by the Tenant or the Lessor, provided it leaves the Premises in good order save for normal wear and tear.

20.   BROKERAGE FEES

      broker involved

      20.1 The Tenant and the Lessor state that the only real estate broker involved in leasing the Premises is Devencore Ltd. Any fees resulting from said brokerage shall be entirely paid by the Lessor.

21.   RIGHT OF FIRST REFUSAL

      designation of the space and notice

      21.1 Upon the execution of this Offer to Lease, and whether or not the Tenant exercises its rights of first offer or expansion, the Tenant shall have a right of first refusal. Therefore, if the Lessor receives any acceptable bona fide offer from a third party for any space available or to become available located on the ELEVENTH
            (11th) or the TWELFTH (12th) floor (HEREINAFTER REFERRED TO AS THE THE "AVAILABLE SPACE") or if the Lessor makes a bona fide offer to lease the Available Space to a third party, which is acceptable to such third party (the third party's offer and the LESSOR'S OFFER ARE HEREINAFTER REFERRED TO AS THE "OFFER"), the Lessor shall, before concluding a leasing transaction with a third party lessee, offer to lease the Available Space to the Tenant along with all available adjacent space. Subject to the above, the Available Space may include the Available Space adjacent to it if required by the Tenant.

      delay

      21.2 The Tenant shall notify the Lessor in writing, within FIVE (5) business days from its receipt of the Lessor's offer of its intention to avail itself of its right of first refusal to acquire the Available Space, after which time the Lessor's offer shall become null and void pertaining to said Offer. The Tenant's right of first refusal shall remain in force during the balance of the Term for any subsequent Offer.

      terms and conditions

      21.3 The Lessor's offer shall be under the same terms and conditions as those contained in the Offer.

      copy of the Offer

      21.4 Such offer shall be in writing and shall include a copy of the Offer and all pertinent documents therewith.

      renewal

      21.5 The term for the Available Space shall be renewable under the same terms and conditions as the ones related to the Premises.

      renewal

      21.6 The rental period for the expansion space shall be renewable under the same terms and conditions as those relating to the Premises.

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22.   CANCELLATION CHEQUE

      22.1 Following the acceptance of this Offer to Lease, the Lessor shall refund to the Lessee, within TEN (10) business day. the cheque sent of September 22, 2003 for ONE HUNDRED THOUSAND AND SEVEN HUNDRED FIFTY SIX DOLLARS AND FORTY-EIGHT CENTS (100,756.48 $) for the cancellation of the premises.

23.   REPRESENTATIONS AND GUARANTEES

      signatories duly authorized

      23.1 The signatories hereby declare being duly authorized to sign the present Offer to Lease and bind the company that they represent.

24.   SUPERIOR FORCE

      not liable

      24.1 The parties shall not be liable for failure or delays in performing any of their obligations should such failure or delays be caused by fortuitons event, superior force, acts of God, fire, riots and any other disturbance such as a war, blockade, disaster, insurrection or any other cause beyond the parties reasonable control and which could not have been avoided by said parties.

      installment due by the Tenant

      24.2 Provided that Tenant benefits from the quiet and peaceful enjoyment of the Premises, the occurrence of a fortuitous event or a case of superior force shall not have the effect of canceling or deferring any installment of any amount due by the Tenant to the Lessor.

25.   PUBLICATION

      financial provisions

      25.1 The Tenant can publicize the Lease by notice, at its costs, without any financial provisions, the whole as per article 2999.1 of the Civil Code of Quebec.

26.   CONDITIONAL ACCEPTANCE

      Tenant's Board of Directors' acceptance

      26.1 This Offer to Lease is conditional upon its ratification by the Tenant's Board of Directors. No later than October 24, 2003, the Tenant's Board of Directors shall meet to consider the Offer to Lease ratification and its decision shall be communicated to the Lessor at noon the day following the above mentioned data. Any failure to do so shall be considered as a non-ratification and shall render the Offer to Lease null and void.

27.   ACCEPTANCE DELAY

      acceptance delay

      27.1 This Offer to Lease is open for the Lessor's acceptance for a period of two (2) Business Days following the date of Tenant's signature of same (HEREINAFTER REFERRED TO AS THE "ACCEPTANCE DELAY"). After the expiration of the Acceptance Delay this Offer to Lease if not accepted during such Acceptance Delay shall become null and of no effect.

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October 14, 2003                                                         Page 12

      transmission to Devencore

      27.2 Acceptance of this Offer to Lease shall be deemed to be in effect and to have full force if one original or one copy signed by the Lessor is received by Devencore Ltd. within the Acceptance Delay and provided that no modification has been made to the Offer to Lease not initialed by the parties, in which case the Offer to Lease shall not be deemed accepted and shall not bind the parties.

28.   LANGUAGE OF THIS AGREEMENT

      English

      28.1 The parties acknowledge having required that the present Offer to Lease be drawn up in English. Les parties reconnaissent avoir exige is reduction en anglais du present document.

SIGNED AT MONTREAL, PROVINCE OF QUEBEC, THIS 14th DAY OF OCTOBER 2003.

PENSON FINANCIAL SERVICES CANADA INC.
(TENANT)

By: /s/ [ILLEGIBLE]                            By: /s/ [ILLEGIBLE]
    ----------------------------                   -----------------------------

WE ACCEPT THE TERMS AND CONDITIONS OF THIS OFFER TO LEASE, SIGNED AT MONTREAL, PROVINCE OF QUEBEC, THIS 16TH DAY OF OCTOBER 2003.

360 ST-JACQUES NOVA SCOTIA CANADA INC.
(LESSOR)

By: /s/ Georges Coulombe                       By: _____________________
    -----------------------
    Georges Coulombe

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

OFFER TO LEASE -- Schedule "A"
Between Penson Financial Services Canada Inc. and 360 St-Jacques Nova Scotia Company
October 9, 2003                                                          Page 13

                                  SCHEDULE "A"

                               [11TH FLOOR PLAN]
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

OFFER TO LEASE -- Schedule "A"
Between Penson Financial Services Canada Inc. and 360 St-Jacques Nova Scotia Company
October 9, 2003                                                          Page 14

                                  SCHEDULE "A"

                               [12TH FLOOR PLAN]
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

OFFER TO LEASE -- SCHEDULE "B"
Between Penson Financial Services Canada Inc. and 360 St-Jacques Nova Scotia Company
October 9, 2003                                                          Page 15

                                  SCHEDULE "B"

                               BASE BUILDING WORK

1.    Demolition -- necessary

2.    Floors -- ready to receive the new finishes

3. Demising Walls -- from the surfaces of the walls to the core, perimeter will be ready to receive finishes.

4.    Doors -- main entrance doors on floor.

5.    Ceilings -- acoustic tiles where necessary

6. Ventilation, Air-conditioning, Heating -- As per standards generally accepted in comparable buildings

7.    Electricity -- necessary for clients' needs with tie-up to generator.

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